EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Colonial BancGroup, Inc. (the “Company”) on Form 10-Q for the quarter ended on September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) and to which this certification is furnished as an exhibit, I, Robert E. Lowder, the principal executive officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2005

/s/ ROBERT E. LOWDER
Robert E. Lowder Chairman of the Board, Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to The Colonial BancGroup, Inc. and will be retained by The Colonial BancGroup, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.